                                VOTING AGREEMENT

         THIS VOTING AGREEMENT (the "Agreement") made and entered into as of November 1, 1996 by and among Inter*Act Systems, Incorporated, a North Carolina corporation (the "Company"), a North Carolina corporation, Vanguard Cellular Operating Corp., a North Carolina corporation and wholly owned subsidiary of Vanguard Cellular Systems, Inc. (such corporations collectively referred to for purposes of this Agreement as "Vanguard"), and those individuals or entities whose names appear on the signature pages hereto (individually, a "Shareholder" and collectively, the "Shareholders");

                              W I T N E S S E T H:

         WHEREAS, the Shareholders and Vanguard among them own a majority of the issued and outstanding shares of capital stock of the Company as of the date hereof (such shares, together with any additional shares of capital stock of the Company issued and outstanding, being hereinafter referred to as the "Shares"); and

         WHEREAS, in connection with the private offering of shares of common stock of the Company approved by the Board of Directors of the Company on October 13, 1995, Vanguard committed to purchase up to $8,000,000 of the common stock of the Company proposed to be offered and sold in such offering, which commitment was conditioned upon (a) approval by the Company shareholders of an amendment to the bylaws of the Company to permit a maximum of twelve directors, and (b) other action by the Company shareholders satisfactory to Vanguard that would assure that Vanguard would, at all times until the Company shall have completed its initial public offering, have six representatives on the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company approved Vanguard's conditional investment and, after having received representations from certain shareholders that they would support such a bylaw amendment and an agreement regarding the Vanguard representation on the Board, Vanguard fulfilled its investment obligations and purchased $8,000,000 of common stock in the offering; and

         WHEREAS, the bylaw amendment has been approved and Vanguard's six representatives have been elected to the Board of Directors of the Company, and the parties hereto desire to enter into this Agreement to promote their mutual interests and the interests of the Company by combining certain of their voting rights for the purpose of assuring that Vanguard's representation on the Board of Directors will be maintained; and

         WHEREAS, such agreement with respect to the exercise of voting rights is expressly permitted by Section 55-7-31 of the North Carolina Business Corporation Act;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:


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         1. Voting for Directors. Until this Agreement shall have been terminated, each of the Shareholders hereby agrees to vote or cause to be voted, in any and all elections of directors of the Company, whether at a meeting or by written consent in lieu of a meeting, or to fill a vacancy created by the resignation or removal of a director, all Shares owned by such Shareholder or over which such Shareholder has voting control, and to use such Shareholder's best efforts otherwise, so as to elect and maintain out of the twelve director positions on the Board of Directors of the Company six persons nominated by Vanguard. Nothing herein shall affect the right of the Shareholder to vote for or otherwise use his best efforts to elect any person to the remaining Board positions as long as such efforts do not adversly affect the election of the Vanguard nominees.

         2. No Amendment to Bylaws. So long as this Agreement shall remain in effect, each of the Shareholders agrees that, without the prior written consent of Vanguard, such Shareholder shall take no action the effect of which would be to amend Section 2 of Article III of the bylaws of the Company or to fix the number of directors at a number other than twelve.

         3. Transfers. Each of the Shareholders agrees that, as conditions to any transfer of Shares during the effectiveness of this Agreement, the transferee shall agree to join in this Agreement by executing an appropriate joinder agreement and the certificate or certificates representing the transferred shares shall bear an appropriate legend stating that such shares are subject to this Agreement.

         4. Amendment and Termination. This Agreement may be amended only by an instrument in writing executed by all the parties hereto. This Agreement shall be terminated upon the earlier to occur of (i) written notice of termination from Vanguard to the Shareholders, (ii) an underwritten public offering of shares of the Company's Common Stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, or (iii) ten years from the date hereof.

         5. Specific Performance. In the event of breach of this Agreement, legal remedies available to the parties not in breach shall be deemed to be inadequate and the parties not in breach shall be entitled to seek specific performance of this Agreement.

         6. Conflicts. In the event of a conflict between the terms of this Agreement and the bylaws of the Company and any other document, policy or procedure adopted by the Company, the terms of this Agreement shall control. No party to this Agreement shall vote his Shares or take any action to adopt a bylaw for the Company inconsistent with the terms of this Agreement. Any such act shall be deemed null and without effect.

         7. Binding Effect. This Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

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


         9. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered to be and have the force and effect of an original.

         IN WITNESS WHEREOF, each of the parties hereto has executed or caused this Agreement to be executed by its duly authorized officials, as of the date and year first above written.


                                          INTER*ACT  SYSTEMS, INCORPORATED

                                          By: /s/ Stephen R. Leeolou
                                             -----------------------------------
                                                  Chief Executive Officer


                                          VANGUARD CELLULAR OPERATING CORP.

                                          By: /s/ Haynes G. Griffin
                                             -----------------------------------
                                                  President

                                          SHAREHOLDERS:

                                          ALONZO FAMILY PARTNERS, LTD.

                                          By: /s/ Clarence A. Griffin
                                             -----------------------------------
                                                  General Partner

                                          /s/ Timothy G. Biltz
                                          --------------------------------------
                                              Timothy G. Biltz

                                          /s/ F. Cooper Brantley
                                          --------------------------------------
                                              F. Cooper Brantley

                                          /s/ Doris R. Bray
                                          --------------------------------------
                                              Doris R. Bray

                                          CLEARING SYSTEMS, INC.

                                          By: /s/ Paul Nash
                                              ----------------------------------
                                                         President

                                          /s/ Robert M. DeMichele
                                          --------------------------------------
                                              Robert M. DeMichele

                                          /s/ William P. Emerson
                                          --------------------------------------
                                              William P. Emerson

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



                                         CO-TRUSTEES FOR WILLIAM P. EMERSON
                                         IRREVOCABLE TRUST DATED JULY 17, 1996

                                         By: /s/ William O.J. Lynch
                                            ------------------------------------
                                                 William O.J. Lynch, Co-Trustee

                                         /s/ Dennis B. Francis
                                         ---------------------------------------
                                             Dennis B. Francis

                                         /s/ Deborah J. Francis
                                         ---------------------------------------
                                             Deborah J. Francis

                                         /s/ S. Tony Gore, III
                                         ---------------------------------------
                                             S. Tony Gore, III

                                         /s/ Haynes G. Griffin
                                         ---------------------------------------
                                             Haynes G. Griffin


                                         STEPHEN L. HOLCOMBE IRREVOCABLE TRUST

                                         By: /s/ Stephen L. Holcombe
                                            ------------------------------------
                                                 Stephen L. Holcombe, Trustee

                                         /s/ Robert F. Hutchens
                                         ---------------------------------------
                                             Robert F. Hutchens

                                         /s/ Stephen R. Leeolou
                                         ---------------------------------------
                                             Stephen R. Leeolou

                                         /s/ Richard P. Ludington
                                        ----------------------------------------
                                             Richard P. Ludington


                                        WILLIAM AND MAXWELL LUDINGTON TRUST

                                        By: /s/ Carolyn Miller
                                           -------------------------------------
                                                Carolyn Miller, Trustee

                                        /s/ Wm. F. Penwell
                                       -----------------------------------------
                                            William F. Penwell

                                       /s/ L. Richardson Preyer, Jr.
                                       -----------------------------------------
                                           L. Richardson Preyer, Jr.


          [Signature Page to Voting Agreement dated November 1, 1996]

                                       /s/ Richard C. Rowlenson
                                       -----------------------------------------
                                           Richard C. Rowlenson

                                       /s/ Peter B. Ruffin, Jr.
                                       -----------------------------------------
                                           Peter B. Ruffin, Jr.

                                       /s/ Robert A. Silverberg
                                       -----------------------------------------
                                           Robert A. Silverberg

                                       /s/ Van E. Snowdon
                                       -----------------------------------------
                                           Van E. Snowdon

                                       /s/ Deborah A. Snowdon
                                       -----------------------------------------
                                           Deborah A. Snowdon


                                       TORONTO DOMINION INVESTMENTS, INC.

                                       By: /s/ Martha L. Gariepy
                                          --------------------------------------
                                               Vice President

                                       /s/ Richard A. Vinchesi, Jr.
                                       -----------------------------------------
                                           Richard A. Vinchesi, Jr.



          [Signature Page to Voting Agreement dated November 1, 1996]

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